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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 14, 2004


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                              1-14380                               73-1173881
(State or other jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification No.)
incorporation or organization)


                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

On September 14, 2004, Larry E. Krieg was appointed Vice President Finance of CITGO Petroleum Corporation ("CITGO"). Mr. Krieg joined CITGO in 1984. Prior to his appointment as Vice President Finance, he served as CITGO's Controller and Chief Accounting Officer, where he was responsible for all corporate accounting functions including business unit accounting support as well as internal and external financial reporting. Prior to June 2001, he served as manager of accounting functions in supply and logistics, Lake Charles refinery operations and lubricant operations. He has also served as Manager, Internal Audit. Mr. Krieg received his bachelor's degree in accounting from Oklahoma State University. He is a Certified Public Accountant and Certified Internal Auditor. He is 54 years old.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CITGO PETROLEUM CORPORATION


Date:  September 20, 2004                    /s/        Larry Krieg
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                                                        Larry Krieg
                                                   Vice President Finance